EXHIBIT 10.3

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

           This Intellectual Property Security Agreement (this "IP Agreement") is made as of April 6, 2001 by and between GIGA INFORMATION GROUP, INC. ("Grantor"), and Silicon Valley Bank, a California banking corporation ("Bank").

                                    RECITALS

         A. Bank will make advances to Grantor ("Advances") as described in the Accounts Receivable Financing Agreement (the "Financing Agreement"), but only if Grantor grants Bank a security interest in its Copyrights, Trademarks, Patents, and Mask Works. Defined terms used but not defined herein shall have the same meanings as in the Financing Agreement.

         B. Pursuant to the terms of the Financing Agreement. Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness under the Financing Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future Indebtedness, obligations and liabilities to Bank, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

         (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

         (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

         (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

         (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

         (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

         (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the "Mask Works");

         (g) Any and all claims for damages by way of past, present and future infringements of any of the rights indicated above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

         (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

         (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

         (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

         3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

         (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

         (b) Performance of this IP Agreement does not conflict with or result in a breach of any IP Agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest.

         (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

         (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

         (e) Grantor shall promptly advise Bank of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

         (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

         (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the Intellectual Property Collateral;

         (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Bank a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Note and the Financing Agreement upon making the filings referred to in clause (i) below;

         (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP

Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies thereunder;

         (j) All information heretofore, herein or hereafter supplied to Bank by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

         (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Bank's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

         (l) Upon any executive officer of Grantor obtaining actual knowledge thereof. Grantor will promptly notify Bank in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Bank in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

         4. Bank's Rights. Bank shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

         5. Inspection Rights. Grantor hereby grants to Bank and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, and any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than one (1) in every six
(6) months: provided, however, nothing herein shall entitle Bank access to Grantor's trade secrets and other proprietary information,

         6. Further Assurances; Attorney in Fact.

         (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Bank, to perfect Bank's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Bank the grant or perfection of a security interest in all Intellectual Property Collateral.

         (b) Grantor hereby irrevocably appoints Bank as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Bank or otherwise, from time to time in Bank's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

         (i) To modify, in its sole discretion, this IP Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

         (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

         7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

         (a) An Event of Default occurs under the Financing Agreement; or

         (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

         8. Remedies. Upon the occurrence and continuance of an Event of Default, Bank shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Bank has a security interest and to make it available to Bank at a place designated by Bank. Bank shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Bank in connection with the exercise of any of Bank's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Bank's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

         9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following or consequential to transactions between Bank and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Bank's gross negligence or willful misconduct.

         10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Bank shall execute and deliver to Grantor all deed, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Bank pursuant hereto.

         11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         12. Attorneys' Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

         13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

         14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         15. Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard for choice of law provisions. Grantor and Bank consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

         16. Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this IP Agreement except that the disclosure of this information may be made (i) to the affiliates of the Bank, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Grantor and have delivered a copy to Grantor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination audit or similar investigation of Bank.

         IN WITNESS WHEREOF, the parties hereto have executed this IP Agreement on the day and year first above written.


ADDRESS OF GRANTOR:                         GRANTOR:
139 Main Street
Cambridge, Massachusetts 02142              GIGA INFORMATION GROUP, INC.

                                            By: /s/ V.M. LYNCH
                                                ------------------------------
                                            Name: Victoria M. Lynch
                                            Title: Vice President & Corporate
                                                   Controller & Assistant
                                                   Secretary

Exhibit "A" attached to that certain Intellectual Property Security Agreement dated April 6, 2001

                                   EXHIBIT "A"

                                   COPYRIGHTS


SCHEDULE A - ISSUED COPYRIGHTS
------------------------------

COPYRIGHT                 REGISTRATION                DATE OF
DESCRIPTION               NUMBER                      ISSUANCE
-----------               ------                      --------

None


SCHEDULE B - PENDING COPYRIGHT APPLICATIONS
-------------------------------------------

                                                               FIRST DATE
COPYRIGHT         APPLICATION      DATE OF                     OF PUBLIC
DESCRIPTION       NUMBER           FILING       CREATION       DISTRIBUTION
-----------       ------           ------       --------       ------------

None

SCHEDULE C  - UNREGISTERED COPYRIGHTS
(Where No Copyright Application is Pending)
-------------------------------------------
                                                                                                    DATE AND RECORDATION
                                                                                                    NUMBER OF
                                                                                                    IP AGREEMENT TO OWNER OF
                                                                           ORIGINAL AUTHOR OR       GRANTOR (IF ORIGINAL
                                                                           OWNER OF COPYRIGHT       AUTHOR OR OWNER OF
COPYRIGHT                   DATE OF               FIRST DATE OF            (IF DIFFERENT FROM       COPYRIGHT IS DIFFERENT
DESCRIPTION                 CREATION              DISTRIBUTION             GRANTOR)                 FROM GRANTOR)
-----------                 --------              ------------             --------                 -------------
(a)  Content on             Various               Various
     Giga Web               since                 since
                            April 1996            April 1996

(b)  Marketing              Various               Various since
     Literature             since                 April 1996
                            April 1996


Exhibit "B" attached to that certain Intellectual Property Security Agreement dated April 6, 2001

                                   EXHIBIT "B"

                                     PATENTS


PATENT
DESCRIPTION     DOCKET NO.    COUNTRY     SERIAL NO.     FILING DATE     STATUS
-----------     ----------    -------     ----------     -----------     ------

None

Exhibit "C" attached to that certain Intellectual Property Security Agreement dated April 6, 2001


                                   EXHIBIT "C"

                                   TRADEMARKS


TRADEMARK
DESCRIPTION           COUNTRY      SERIAL NO.      REG. NO         STATUS
-----------           -------      ----------      -------         ------

See Attached

TM's for Giga Information Group

TM Description                                Country          Serial No.              Reg. No.      Status
--------------------------------------------- ------------ ---------------------- ------------------ ---------
GIGA ADVISORY                                 U.S.                75-220,674         2,185,404       Reg.
GIGANOTES                                     U.S.                75-220,529         2,185,402       Reg.
GIGAWEB                                       U.S.                75-220,525         2,185,401       Reg.
GIGABOTS                                      U.S.                75-261,680         2,213,817       Reg.
GIGATELS                                      U.S.                75-220,379         2,125,583       Reg.
GIGA GIGA INFORMATION GROUP & DESIGN          U.S.                75-326,147         2,258,561       Reg.
GIGA GIGA INFORMATION GROUP & DESIGN          U.S.                75-326,137         2,193,545       Reg.
EPRACTICES                                    U.S.                75-786,908         2,407,491       Reg.
INTRAGIGA                                     U.S.                75-784,799         2,395,541       Reg.

GIGA GIGA INFORMATION GROUP & DESIGN          Mexico                                    662596       Reg.
GIGA GIGA INFORMATION GROUP & DESIGN          Mexico                                    649990       Reg.
GIGA GIGA INFORMATION GROUP & DESIGN          Mexico                                    647702       Reg.
GIGA GIGA INFORMATION GROUP & DESIGN          Mexico                                    648417       Reg.
EPRACTICES                                    Mexico                                    654410       Reg.

GIGA GIGA INFORMATION GROUP & DESIGN          Benelux                                                Reg.
GIGA GIGA INFORMATION GROUP & DESIGN          Benelux                                                Reg.
GIGA GIGA INFORMATION GROUP & DESIGN          Benelux                                                Reg.
GIGA GIGA INFORMATION GROUP & DESIGN          Benelux                                                Reg.
GIGA GIGA INFORMATION GROUP & DESIGN          Benelux                                                Reg.

EGIGA                                         U.S.                                                   Pending
EGIGA                                         U.S.                                                   Pending
GIGA GIGA INFORMATION GROUP & DESIGN          U.S.                                                   Pending

INTRAGIGA                                     Mexico                                                 Pending

EPRACTICES                                    Argentina                                              Pending
INTRAGIGA                                     Argentina                                              Pending
GIGA GIGA INFORMATION GROUP & DESIGN          Argentina                                              Pending
GIGA GIGA INFORMATION GROUP & DESIGN          Argentina                                              Pending
GIGA GIGA INFORMATION GROUP & DESIGN          Argentina                                              Pending
GIGA GIGA INFORMATION GROUP & DESIGN          Argentina                                              Pending
GIGA GIGA INFORMATION GROUP & DESIGN          Argentina                                              Pending

EPRACTICES                                    Brazil                                                 Pending
INTRAGIGA                                     Brazil                                                 Pending
GIGA GIGA INFORMATION GROUP & DESIGN          Brazil                                                 Pending
GIGA GIGA INFORMATION GROUP & DESIGN          Brazil                                                 Pending
GIGA GIGA INFORMATION GROUP & DESIGN          Brazil                                                 Pending
GIGA GIGA INFORMATION GROUP & DESIGN          Brazil                                                 Pending

EPRACTICES                                    CTM                                                    Pending
INTRAGIGA                                     CTM                                                    Pending
GIGA GIGA INFORMATION GROUP & DESIGN          CTM                                                    Pending
GIGA GIGA INFORMATION GROUP & DESIGN          CTM                                                    Pending
GIGA GIGA INFORMATION GROUP & DESIGN          CTM                                                    Pending
GIGA GIGA INFORMATION GROUP & DESIGN          CTM                                                    Pending
